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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 22, 2005

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                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            Delaware                    1-13970                   35-1848094
(State or other jurisdiction of       (Commission               (IRS Employer
         incorporation)               File Number)           Identification No.)
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                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 7.01.  REGULATION FD DISCLOSURE.

     On June 22, 2005, Chromcraft Revington, Inc. (the "Company") issued a press release announcing that Benjamin M. Anderson-Ray has been named Chief Executive Officer of the Company and has been appointed to the Company's board of directors. The full text of the press release is set forth in Exhibit 99.1 hereto.

     The information in this report, including the exhibit attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) - (b)   Not applicable.

     (c)         Exhibits.

     99.1        Press Release of Chromcraft Revington, Inc. dated June 22, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 23, 2005

                                          CHROMCRAFT REVINGTON, INC.

                                          By:  /s/ Frank T. Kane
                                               ---------------------------------
                                               Frank T. Kane
                                               Vice President - Finance and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


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Exhibit
Number         Description

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99.1           Press Release of Chromcraft Revington, Inc. dated June 22, 2005
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